Exhibit 99.1

STARENT NETWORKS, CORP. REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

TEWKSBURY, Mass. — October 28, 2008 — Starent Networks, Corp. (Nasdaq: STAR), a leading provider of infrastructure solutions that enable mobile operators to deliver multimedia services, today reported financial results for the third quarter ended September 30, 2008. Revenues for the third quarter of 2008 were $66.1 million, an increase of 80% from the third quarter of 2007. Revenues for the nine months ended September 30, 2008 were $183.5 million, up 93% from the same period a year ago.

Net income for the third quarter of 2008 was $19.6 million, or $0.26 per diluted share, compared to net income of $1.6 million for the same period in 2007. Net income for the nine months ended September 30, 2008 was $43.0 million, compared to net income of $7.3 million for the same period in 2007.  Results for the third quarter and nine months ended September 30, 2008 include a $6.6 million benefit related to the reversal of the valuation allowance recorded against the company’s deferred tax assets.  Third quarter 2008 results also included $4.5 million of non-cash stock-based compensation expenses compared to similar expenses of $3.8 million in the third quarter of 2007. The results for the nine months ended September 30, 2008 included $12.4 million of non-cash stock-based compensation expenses compared to similar expenses of $8.5 million in the same period of 2007.

Excluding the benefit from the reversal of the tax valuation allowance, stock-based compensation, and assuming preferred shares were converted as of the beginning of the applicable period, non-GAAP net income for the third quarter of 2008 was $17.5 million, or $0.24 per diluted share, and non-GAAP net income for the nine months ended September 30, 2008 was $48.8 million, or $0.66 per diluted share, compared to non-GAAP net income for the third quarter of 2007 of $5.4 million, or $0.08 per diluted share, and non-GAAP net income for the nine months ended September 30, 2007 of $15.8 million, or $0.25 per diluted share.

Operational Highlights

Highlights for the third quarter of 2008 included several key business initiatives and milestones. The company:

•                  Extended its market leadership by adding new CDMA and UMTS customers. Starent Networks added new CDMA Customers in America, China, and India and, as indicated in the July conference call, further expanded its  UMTS footprint with a new customer win in Western Europe.  Starent Networks has UMTS network solutions at various stages of deployment in twelve countries throughout the European and Asia Pacific regions.

-more-

•                  Introduced its Security Gateway, which provides mobile operators a secure entry point into their core network for their subscribers as they roam between existing secure networks and new unsecure networks, such as WiFi and Femtocell.

•                  Continued to forge strategic alliances to deliver a complete Mobile WiMAX soution incorporating Starent Networks’ ASN Gateway and Home Agent (HA).

•                  Was selected to join the Long Term Evolution/System Architecture Evolution (LTE/SAE) Trial Initiative (LSTI), which is designed to validate the technology’s capability to deliver high-speed wireless broadband.  Member companies include Alcatel-Lucent, Ericsson, France Telecom/Orange, Nokia Siemens Networks, Nortel, T-Mobile and Vodafone.

Conference Call Information

Date:	October 28, 2008
Time:	5:00 p.m. Eastern time
Toll-free North America:	888-680-0890
International dial-in number:	617-213-4857
Passcode:	19826805
Live webcast:	Available at http://ir.starentnetworks.com

A telephone replay of the call will be available following the conference call through November 4, 2008.  To access the replay, parties in the United States and Canada should call 888-286-8010 and parties outside of the United States and Canada should call 617-801-6888.  The passcode for the replay is 10339708.  An archived version of the webcast will be available until December 31, 2008 on the company’s website at http://ir.starentnetworks.com.

About Starent Networks

Starent Networks, Corp. is a leading provider of infrastructure solutions that enable mobile operators to deliver multimedia services to their subscribers. Starent Networks has created solutions that provide mobile operators with the functions and services needed for access, mobility management and call control in their networks. Through integrated intelligence and high performance capabilities, Starent Networks’ solutions also enhance subscriber management, billing and session policy enforcement. The company’s products are capable of supporting a wide range of mobile wireless networks, such as UMTS, CDMA2000, WiFi and WiMAX. Starent Networks’ products have been deployed by over 85 mobile operators in more than 35 countries. Additional information about Starent Networks is available at www.starentnetworks.com.

Forward Looking Statements

Statements contained in this release that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements may relate, among other things, to:  our position in the multimedia core network platform market; our expected financial and operating results; the amount and impact of stock-based compensation charges; our definition of “non-GAAP net income” and/or “non-GAAP net income per share”; our ability to build and expand deployments; the benefits of our products and services; and our ability to achieve our goals, plans and objectives.  Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated.  These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements.  The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products, our ability to establish and maintain successful relationships with our distribution partners; our reliance on a limited number of customers for a substantial portion of our revenue; our reliance on a single product line focused on a single market; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; our ability to penetrate the GSM/UMTS market; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.  More information about these and other risks that may impact our business are set forth in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each of which are filed with the SEC.  In addition, the forward-looking statements included in this press release represent Starent Networks’ views as of the date of this press release.  Starent Networks anticipates that subsequent events and developments will cause its views to change.  However, while Starent Networks may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing Starent Networks’ views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying table titled “Use of Non-GAAP Financial Information” as well as the related table that follows it.

A copy of this press release can be found on the investor relations page of Starent Networks’ website at http://ir.starentnetworks.com.

# # #

Starent® and the Starent logo are trademarks or registered trademarks of Starent Networks, Corp. in the United States and other countries.

Starent Networks, Corp.

Condensed Consolidated Balance Sheets

(in thousands)

	September 30,	December 31,
	2008	2007
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$356,387	$223,987
Short-term investments	—	9,612
Accounts receivable	56,183	56,363
Inventories	42,527	29,638
Deferred tax assets	2,463	—
Prepaid expenses and other current assets	4,932	6,656
Total current assets	462,492	326,256

Property and equipment, net	29,158	20,452
Deferred tax assets	6,274	—
Other assets	2,031	1,955
Restricted cash	738	716

Total assets	$500,693	$349,379

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,752	$7,448
Accrued expenses	22,093	21,731
Income taxes payable	2,844	1,075
Current portion of deferred revenue	143,333	52,733
Total current liabilities	178,022	82,987

Deferred revenue, net of current portion	6,973	10,670
Other long-term liabilities	2,515	783

Stockholders’ equity:
Common stock	70	68
Additional paid-in capital	364,144	348,917
Accumulated other comprehensive income	—	2
Accumulated deficit	(51,031)	(94,048)
Total stockholders’ equity	313,183	254,939

Total liabilities and stockholders’ equity	$500,693	$349,379

Starent Networks, Corp.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
Revenues:
Product	$55,450	$31,588	$156,497	$81,160
Service	10,611	5,103	26,960	14,026
Total revenues	66,061	36,691	183,457	95,186

Cost of revenues:
Product	10,151	7,422	28,697	18,176
Service	4,107	2,723	11,823	6,052
Total cost of revenues	14,258	10,145	40,520	24,228
Gross profit	51,803	26,546	142,937	70,958

Operating expenses:
Research and development	13,750	10,612	38,594	28,263
Sales and marketing	17,894	11,940	52,918	27,876
General and administrative	6,129	4,164	17,215	10,405
Total operating expenses	37,773	26,716	108,727	66,544
Income (loss) from operations	14,030	(170)	34,210	4,414
Other income (expense), net	632	2,122	5,676	3,631
Income before income tax benefit (expense)	14,662	1,952	39,886	8,045
Income tax benefit (expense)	4,926	(329)	3,131	(736)
Net income	19,588	1,623	43,017	7,309
Accretion of redeemable convertible preferred stock	—	—	—	(3,445)
Income allocated to convertible preferred stock	—	—	—	(1,703)
Net income applicable to common stockholders	$19,588	$1,623	$43,017	$2,161

Net income per share applicable to common stockholders:
Basic	$0.28	$0.03	$0.62	$0.07
Diluted	$0.26	$0.02	$0.58	$0.06

Weighted-average shares used in computing net income per common share:
Basic	69,683	64,039	69,328	32,108
Diluted	74,192	70,685	74,343	38,260

Stock-based compensation included in the lines above:
Cost of revenues	$376	$221	$1,070	$419
Research and development	1,594	1,947	4,701	4,088
Sales and marketing	1,457	650	3,750	1,643
General and administrative	1,115	948	2,909	2,370
	$4,542	$3,766	$12,430	$8,520

Use of Non-GAAP Financial Information

To supplement our condensed consolidated financial statements presented on a GAAP basis, Starent Networks uses non-GAAP measures of operating results, net income and net income per share, which are adjusted to exclude stock-based compensation expense and certain income tax adjustments and to give effect to the conversion of preferred stock into common stock as of the beginning of the applicable accounting period. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Starent Networks’ underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these adjusted non-GAAP results are the primary indicators management uses as a basis for planning and forecasting future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

Starent Networks, Corp.

Reconciliation of GAAP to Non-GAAP Items

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
Gross profit
Total revenues	$66,061	$36,691	$183,457	$95,186
Total cost of revenues	14,258	10,145	40,520	24,228
Gross profit	$51,803	$26,546	$142,937	$70,958

Adjustments to reconcile to Non-GAAP gross profit:
Stock-based compensation	376	221	1,070	419
Non-GAAP gross profit	$52,179	$26,767	$144,007	$71,377

Operating expenses:
Research and development	$13,750	$10,612	$38,594	$28,263
Sales and marketing	17,894	11,940	52,918	27,876
General and administrative	6,129	4,164	17,215	10,405
Total operating expenses	$37,773	$26,716	$108,727	$66,544

Adjustments to reconcile to Non-GAAP operating expenses:
Stock-based compensation included in:
Research and development	$1,594	$1,947	$4,701	$4,088
Sales and marketing	1,457	650	3,750	1,643
General and administrative	1,115	948	2,909	2,370

Non-GAAP operating expenses:
Research and development	$12,156	$8,665	$33,893	$24,175
Sales and marketing	16,437	11,290	49,168	26,233
General and administrative	5,014	3,216	14,306	8,035
Non-GAAP operating expenses	$33,607	$23,171	$97,367	$58,443

Income (loss) from operations	$14,030	$(170)	$34,210	$4,414

Adjustments to reconcile to Non-GAAP income from operations:
Stock-based compensation	4,542	3,766	12,430	8,520
Non-GAAP income from operations	$18,572	$3,596	$46,640	$12,934

Income tax benefit (expense):
Income tax benefit (expense)	$4,926	$(329)	$3,131	$(736)

Adjustments to reconcile to Non-GAAP income tax benefit (expense):
Income tax benefit	(6,622)	—	(6,622)	—
Non-GAAP income tax benefit (expense)	$(1,696)	$(329)	$(3,491)	$(736)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
GAAP net income	$19,588	$1,623	$43,017	$7,309

Adjustments to reconcile to Non-GAAP net income:
Stock-based compensation (1)	4,542	3,766	12,430	8,520
Income tax benefit (2)	(6,622)	—	(6,622)	—
Non-GAAP net income	$17,508	$5,389	$48,825	$15,829

Non-GAAP net income per common share	$0.24	$0.08	$0.66	$0.25

Weighted-average shares used in computing net income per common share:
Diluted	74,192	70,685	74,343	38,260

Redeemable convertible preferred shares on an “as-converted” basis (3)	—	—	—	25,308
Non-GAAP diluted weighted-average shares	74,192	70,685	74,343	63,568

(1)

Adjustment for stock-based compensation expense. Stock-based compensation expense is a non-cash expense accounted for in accordance with the fair value provisions of Statement of Financial Accounting Standards No. 123(R) (SFAS 123(R)). While stock-based compensation is a large component of our expense, we believe investors prefer to exclude the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

(2)

Income tax benefit from tax valuation allowance release. This refers to the recognition of an income tax benefit from the reversal of our tax valuation allowance on U.S. deferred tax assets that is no longer deemed necessary. There was no adjustment for the comparable period in 2007.

(3)

Represents common shares from the conversion of convertible preferred shares as if the shares were converted as of the beginning of the applicable period. Convertible preferred shares were converted into common shares as of June 6, 2007, the effective date of our initial public offering. We believe investors prefer to give effect to the conversion for prior periods in order to compare our financial performance with that of other companies and between time periods.

Source: Starent Networks, Corp.

Contact:
Mark Donohue
Director, Investor Relations and Assistant Treasurer
Starent Networks, Corp.
978-863-3743